SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 18, 1998


              IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.
             (Exact name of registrant as specified in its charter)


                                    Maryland
                 (State or other jurisdiction of incorporation)


       000-23089                                         95-4648345
  (Commission File No.)                        (IRS Employer Identification No.)


   11601 Wilshire Blvd., Suite 2080                      90025
       Los Angeles, California                         (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 231-1280


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ITEM 5.  OTHER EVENTS.

          (a) The Board of Directors of the Company authorized a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $0.0001 per share, of the Company. The dividend was payable on September 21, 1998 to the stockholders of record at the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (the "Preferred Shares") at a price of $40 per one one-hundredth of a Preferred Share, subject to adjustment. The description and terms of the Rights are set forth in an Agreement (the "Agreement") between the Company and U.S. Stock Transfer Corporation, as Rights Agent.

          A copy of the Agreement and a summary description of the terms of the Rights and the press release announcing the declaration of the Rights are attached hereto as exhibits and incorporated herein by reference.

          (b) The Company amended the Bylaws of the Company. Such amendment is filed herewith as Exhibit 4.1, and is hereby incorporated herein by reference.

          (c) The descriptions of the matters described in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          4.1 Amendment to the Bylaws of Imperial Credit Commercial Mortgage Investment Corp.

          4.2 Agreement, dated as of September 21, 1998, between Imperial Credit Commercial Mortgage Investment Corp. and U.S. Stock Transfer Corporation, as Rights Agent, including the form of Articles Supplementary as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

          99.1 Text of Press Release relating to the declaration of the Rights dated September 21, 1998 (incorporated by reference to Exhibit
               99.2 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 21, 1998).

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 22, 1998

                               IMPERIAL CREDIT COMMERCIAL
                               MORTGAGE CORP.


                               By:  /s/ Michael Meltzer
                                    Name:  Michael Meltzer
                                    Title: Chief Financial Officer and Treasurer


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



                                  EXHIBIT LIST

    Exhibit
      No.                          Description

     4.1 Amendment to the Bylaws of Imperial Credit Commercial Mortgage Investment Corp.

     4.2 Agreement, dated as of September 21, 1998, between Imperial Credit Commercial Mortgage Investment Corp. and U.S. Stock Transfer Corporation, as Rights Agent, including the form of Articles Supplementary as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

     99.1 Text of Press Release relating to the declaration of the Rights dated September 21, 1998 (incorporated by reference to Exhibit 99.2 of the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 21, 1998).


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